UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2009

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street
Armonk, New York 10504	10504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 595-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The following information, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Each of Marc L. Reisch, Chief Executive Officer and President of Visant Corporation (“Visant”), and Paul B. Carousso, Vice President, Finance of Visant, will speak at the Goldman Sachs Second Annual Consumer Retail Leveraged Finance Conference on February 12, 2009. Attached hereto as Exhibit 99.1 are slides that will be presented at that time and which discuss, among other items, preliminary and unaudited results for Visant’s fiscal year ended January 3, 2009.

Visant has not yet finalized its audited results for the fiscal year ended January 3, 2009. The financial information contained in the slide presentation attached hereto as Exhibit 99.1 is preliminary and unaudited, and while it has been prepared by management in good faith based on current company data, it is subject to change. The results for the fiscal year ended January 3, 2009, will be provided during Visant’s earnings conference call scheduled for 10:00 a.m. EST on March 9, 2009.

Note Regarding Presentation of Non-GAAP Financial Measure

The financial data contained in the slide presentation attached as Exhibit 99.1 include a non-GAAP financial measure, Adjusted EBITDA. “Adjusted EBITDA” is defined as net income plus net interest expense, income taxes, depreciation and amortization, and income from discontinued operations, excluding certain non-recurring items. Adjusted EBITDA excludes certain items that are also excluded for purposes of calculating required covenant ratios and compliance under the indentures governing Visant’s and its parent’s, Visant Holding Corp.’s, outstanding notes and Visant’s senior secured credit facilities. As such, Adjusted EBITDA is a material component of these covenants. Non-compliance with the financial ratio maintenance covenants contained in Visant’s senior secured credit facilities could result in the requirement to immediately repay all amounts outstanding under such facilities, while non-compliance with the debt incurrence ratios contained in the indentures governing Visant’s and its parent’s notes would prohibit Visant and its restricted subsidiaries from being able to incur additional indebtedness other than pursuant to specified exceptions. Adjusted EBITDA is not a presentation made in accordance with generally accepted accounting principles in the United States of America (GAAP), is not a measure of financial condition or profitability, and should not be considered as an alternative to (a) net income (loss) determined in accordance with GAAP or (b) operating cash flows determined in accordance with GAAP. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. Because not all companies use identical calculations, this presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. A reconciliation of Visant’s fiscal year 2008 estimated and unaudited earnings before interest and taxes – GAAP to Adjusted EBITDA is presented below.

Estimated and Unaudited 2008 Fiscal Year Results ($000s)
Estimated and unaudited earnings before interest and taxes – GAAP	$210,805

Depreciation and amortization	103,018

Estimated and unaudited earnings before interest, taxes, depreciation and amortization (EBITDA)	$313,823

Management fees	3,386
Special charges	14,433
Loss (gain) on disposal of assets	958
Other (1)	7,313

Adjusted EBITDA – non-GAAP	$339,913

(1)	Includes non-recurring charges related to facility consolidations, inventory write-down and other miscellaneous non-recurring costs.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

The information presented in this Current Report on Form 8-K, including the slide presentation attached as Exhibit 99.1, may contain “forward-looking statements.” Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include, but are not limited to, the following: our substantial indebtedness; our inability to implement our business strategy and achieve anticipated cost savings in a timely and effective manner; competition from other companies; the seasonality of our businesses; the loss of significant customers or customer relationships; levels of customers’ advertising and marketing spending, including as may be impacted by economic factors and general market conditions; fluctuations in raw material prices; our reliance on a limited number of suppliers; our reliance on numerous complex information systems; the reliance of our businesses on limited production facilities; the amount of capital expenditures required at our businesses; labor disturbances; environmental regulations; foreign currency fluctuations and foreign exchange rates; the outcome of litigation; our dependency on the sale of school textbooks; control by our stockholders; our Jostens subsidiary’s reliance on independent sales representatives; the failure of our sampling systems to comply with U.S. postal regulations; changes in book buying habits; and the textbook adoption cycle and levels of government funding for education spending. These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. We caution that the foregoing list of important factors is not exclusive. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

The information presented in this Current Report on Form 8-K, including the slide presentation attached as Exhibit 99.1, contains financial measures other than in accordance with generally accepted accounting principles and should not be considered in isolation from or as a substitute for our historical consolidated financial statements. We present this information because management uses it to monitor and evaluate our ongoing operating results and trends, and the covenants in our debt agreements are tied to these measures. We believe this information provides investors with an understanding of Visant’s operating performance over comparative periods.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Visant Corporation slide presentation dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: February 12, 2009	/s/ PAUL B. CAROUSSO
Paul B. Carousso
Vice President, Finance

EXHIBIT INDEX

Exhibit Number	Description
99.1	Visant Corporation slide presentation dated February 12, 2009.